Filed pursuant to Rule 497(a)

Registration No. 333-188175

Rule 482ad

Ares Capital Corporation

$600,000,000

4.875% Senior Notes due 2018

PRICING TERM SHEET

November 14, 2013

The following sets forth the final terms of the 4.875% Senior Notes due 2018 and should only be read together with the preliminary prospectus supplement dated November 12, 2013, together with the accompanying prospectus dated June 17, 2013, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus.  In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus.  Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Ares Capital Corporation

Security	4.875% Senior Notes due 2018

Aggregate Principal Amount Offered	$600,000,000

Maturity	November 30, 2018, unless earlier repurchased or redeemed

Trade Date	November 14, 2013

Price to Public (Issue Price)	99.448%

Coupon (Interest Rate)	4.875%

Yield to Maturity	5.000%

Spread to Benchmark Treasury	366 basis points

Benchmark Treasury	1.250% due October 31, 2018

Benchmark Treasury Price and Yield	99-18 ¼ and 1.340%

Interest Payment Dates	May 30 and November 30, commencing May 30, 2014

Make-Whole Redemption

Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

-         100% of the principal amount of the notes to be redeemed, or

-         the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points

Settlement Date	November 19, 2013 (T+3)

Denomination	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP	04010LAN3

ISIN	US04010LAN38

Joint Book-Running Managers	Merrill Lynch, Pierce, Fenner & Smith Incorporated J.P. Morgan Securities LLC Barclays Capital Inc Morgan Stanley & Co. LLC Wells Fargo Securities, LLC SunTrust Robinson Humphrey, Inc.

Co-Managers	BMO Capital Markets Corp. Mizuho Securities USA Inc. SMBC Nikko Securities America, Inc.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Ares Capital and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.  Copies of the Preliminary Prospectus may be obtained from BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, 800-294-1322 or e-mail dg.prospectus_requests@baml.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, 866-803-9204; or Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, 888-603-5847), or e-mail Barclaysprospectus@broadridge.com.